SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street, Norwich, New York	13815
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (607) 337-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2013, in connection with NBT Bancorp Inc.’s (the “Company”) recently completed acquisition of Alliance Financial Corporation (“Alliance”), and pursuant to the terms of that certain Agreement and Plan of Merger, dated as of October 7, 2012, between the Company and Alliance, the Board of Directors of the Company (the “Board”) appointed Jack H. Webb, Lowell A. Seifter and Paul M. Solomon to the Board.  In addition, Messrs. Webb, Seifter and Solomon and Donald H. Dew were each appointed to the Board of Directors of NBT Bank, N.A.  A copy of the press release announcing the appointments is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Messrs. Webb, Seifter and Solomon will each hold office until the Company’s 2013, 2014 and 2015 annual meeting of shareholders, respectively, or until a successor of each such director is elected and qualified. Mr. Webb has been nominated to stand for re-election to the Board at the Company’s 2013 annual meeting of shareholders for a term expiring in 2016.

There have been no transactions involving Messrs. Webb, Seifter or Solomon that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Webb currently has an employment agreement with the Company, a copy of which was filed as Exhibit 10.28 to the Company’s Form 10-K filed March 1, 2013 and which is incorporated herein by reference.  As non-employee members of the Board, Messrs. Seifter and Solomon will be entitled to the director compensation set forth in the Description of Arrangement for Directors Fees, a copy of which was filed as Exhibit 10.21 to the Company’s Form 10-K filed March 1, 2013 and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1
Employment Agreement, dated October 7, 2012, between NBT Bancorp Inc. and Jack H. Webb (filed as Exhibit 10.28 to NBT Bancorp Inc.’s Form 10-K for the year ended December 31, 2012 and incorporated herein by reference).

10.2	Description of Arrangement for Directors Fees (filed as Exhibit 10.21 to NBT Bancorp Inc.’s Form 10-K for the year ended December 31, 2012 and incorporated herein by reference).

99.1	Press release dated March 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.

Date: March 27, 2013	By:	/s/ F. Sheldon Prentice
F. Sheldon Prentice
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Employment Agreement, dated October 7, 2012, between NBT Bancorp Inc. and Jack H. Webb (filed as Exhibit 10.28 to NBT Bancorp Inc.’s Form 10-K for the year ended December 31, 2012 and incorporated herein by reference).

10.2	Description of Arrangement for Directors Fees (filed as Exhibit 10.21 to NBT Bancorp Inc.’s Form 10-K for the year ended December 31, 2012 and incorporated herein by reference).

99.1	Press release dated March 27, 2013.